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[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JULY 31, 2001

[grpahic omitted]

MFS(R) EUROPEAN EQUITY FUND
MFS(R) HIGH YIELD FUND
MFS(R) INCOME FUND
MFS(R) INTERNATIONAL ADR FUND

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

MFS(R) EUROPEAN EQUITY FUND                                     MFS(R) INCOME FUND
MFS(R) HIGH YIELD FUND                                          MFS(R) INTERNATIONAL ADR FUND

TRUSTEES                                                  TREASURER
John W. Ballen* -- President, MFS Investment              James O. Yost*
Management
                                                          ASSISTANT TREASURERS
William R. Gutow+ -- Private Investor and Real            Mark E. Bradley*
Estate Consultant; Vice Chairman, Entertainment           Robert R. Flaherty*
Management Company (video franchise)                      Laura F. Healy*
                                                          Ellen Moynihan*
J. Atwood Ives+ -- Private Investor
                                                          SECRETARY
Lawrence T. Perera+ -- Partner, Hemenway & Barnes         Stephen E. Cavan*
(attorneys)
                                                          ASSISTANT SECRETARY
William J. Poorvu+ -- Adjunct Professor, Harvard          James R. Bordewick, Jr.*
University Graduate School of Business
Administration                                            CUSTODIAN
                                                          State Street Bank and Trust Company
Charles W. Schmidt+ -- Private Investor
                                                          AUDITORS
Arnold D. Scott* -- Senior Executive Vice                 Deloitte & Touche LLP
President and Director, MFS Investment Management
                                                          INVESTOR INFORMATION
Jeffrey L. Shames* -- Chairman and Chief Executive
Officer, MFS Investment Management                        For information on MFS mutual funds, call your
                                                          investment professional or, for an information
Elaine R. Smith+ -- Independent Consultant                kit, call toll free: 1-800-637-2929 any business
                                                          day from 9 a.m. to 5 p.m. Eastern time (or leave a
David B. Stone+ -- Chairman Emeritus and Director,        message anytime).
North American Management Corp. (investment
adviser)                                                  INVESTOR SERVICE
                                                          MFS Service Center, Inc.
INVESTMENT ADVISER                                        P.O. Box 2281
Massachusetts Financial Services Company                  Boston, MA 02107-9906
500 Boylston Street
Boston, MA 02116-3741                                     For general information, call toll free:
                                                          1-800-225-2606 any business day from 8 a.m. to
DISTRIBUTOR                                               8 p.m. Eastern time.
MFS Fund Distributors, Inc.
500 Boylston Street                                       For service to speech- or hearing-impaired
Boston, MA 02116-3741                                     individuals, call toll free: 1-800-637-6576 any
                                                          business day from 9 a.m. to 5 p.m. Eastern time.
CHAIRMAN AND PRESIDENT                                    (To use this service, your phone must be equipped
Jeffrey L. Shames*                                        with a Telecommunications Device for the Deaf.)

PORTFOLIO MANAGERS                                        For share prices, account balances, exchanges, or
John F. Addeo*                                            stock and bond outlooks, call toll free:
Robert J. Manning*                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
Bernard Scozzafava*                                       touch-tone telephone.

DIRECTOR OF INTERNATIONAL EQUITY RESEARCH                 WORLD WIDE WEB
David A. Antonelli*                                       www.mfs.com


+ Independent Trustee
* MFS Investment Management

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended July 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -46.19% for the period. Even the Standard & Poor's 500 Stock Index (the S&P 500), a broader market index, was down 14.33%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 3.98% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 12.69% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively good performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5- , 10-, 20-, and 25-year periods ended July 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future results, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     August 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Stock Index were 15.29%, 14.46%, 15.27%, 14.25%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended July 31, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.90%, 7.96%, 10.91%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.48%, 2.68%, 3.36%, and 4.64%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

MFS EUROPEAN EQUITY FUND

Dear Shareholders,
For the 12 months ended July 31, 2001, the fund's Class A shares provided a total return of -16.67%, and Class I shares returned -16.46%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -19.93% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index. The MSCI Europe Index is a capitalization-weighted index that monitors the performance of stocks listed on continental Europe's various exchanges. During the same period, the average European regions fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -23.89%.

European equities moved in tandem with U.S. equities during the 12-month period ended July 31, 2001. Early on, stock prices tumbled as investors abandoned growth stocks and moved into relatively more defensive sectors. Then late in 2000 U.S. economic growth declined dramatically, causing malaise throughout all sectors. Economic weakness soon began spreading abroad, forcing European-based companies with global franchises to lower earnings expectations. European stocks rallied briefly in April and May on the expectation that the United States, which dominates the global economy, may have been headed for recovery. However, as near-term prospects for a turnaround stalled, U.S. stocks fell, which once again unsettled equity markets around the world. As a result, the European equity market gave up all previous gains and returned to its March lows.

In this difficult environment, most sectors -- especially technology and telecommunications stocks -- posted steep negative returns. Safer-haven sectors, including health care and utilities, held up much better in general. As always, we looked for what we felt were the best stocks across all industries. We used our bottom-up, research-intensive approach to help us identify stocks with what we believe are strong long-term earnings growth prospects and proven management expertise, selling at attractive valuations relative to their competitors or historical levels. These individual stock selections ultimately determined our industry, sector, and country allocations.

The fund remained defensively positioned, which helped us to outperform our benchmark and Lipper peer group in a declining market environment. We continued to avoid most technology and telecommunications stocks, including Nokia and Ericsson, due to their poor earnings outlooks. As stocks in both sectors plummeted, the fund benefited from underweightings in telecom names such as Vodafone Group and Koninklijke Philips, as well as strong technology stock picks such as German software firm SAP.

Our biggest sector concentrations were in financial services and health care. Financial stocks held up well until late in the period, when they began falling due to concerns about the weakening economic environment and slumping stock market. Fortunately, a number of our financial stocks posted strong relative returns for the year. ING Groep, a Dutch financial services company, benefited as new management began seeking ways to improve returns by allocating capital more efficiently. Danske Bank also did well, thanks to consolidation in the Scandinavian banking industry. The fund was overweighted in health-care stocks, many of which benefited as investors continued to flock to more-defensive investments. Among our best performers were Synthes-Stratec, the world leader in orthopedic implants, and Sanofi-Synthelabo, a French drug company that we think has a promising pipeline of new products.

Many of our other top performers also benefited from the switch in investor sentiment to a more defensive minded approach, including Saab, a Swedish aerospace company that is rolling out its next generation of combat aircraft; Diageo, a U.K.-based consumer staples company; Technip, a French engineering and construction company that serves the oil and gas industries; and Iberdrola, a Spanish electric utility. Syngenta, a Swiss chemical company that has been cutting costs, and Next, a leading U.K. retailer, also helped performance relative to our benchmark.

By contrast, our media investments turned in disappointing returns as the economic environment weakened and corporations began cutting advertising expenditures. Despite the problems in this sector, we held on to companies like ProSieben Media, a leading German television company that has benefited from industry consolidation, and Television Francaise, a French television company with a near-monopoly. We believe there is strong long-term growth potential in the European media market because our research indicates that advertising spending as a percentage of gross domestic product is much lower than it is in the United States. If the economic outlook improves, we believe these stocks will recover quickly. We also had some disappointments in the health care area, including Novartis, a Swiss drug company, that was hurt by delayed product launches.

We made few changes to the portfolio's basic structure, but did add a few new holdings. Among our newer purchases were Software AG, a German software company whose stock, in our view, looked undervalued relative to its earnings growth potential, and Generali, an Italian insurance company that could potentially benefit from industry consolidation. Other additions included British Sky Broadcasting, the leading pay television company in the United Kingdom, and ALSTOM, a French transportation company that has experienced strong demand. In the energy sector, we added to our holdings in BP Amoco, which has generated high revenue growth.

We feel the near-term outlook for the European equity market is still potentially difficult, as economic weakness has continued to spread. Over the long term, however, we see the market's prospects as bright. We feel the restructuring that has gotten underway in Europe, both at the company and governmental levels, could boost both profitability and earnings growth. In our experience, the market has usually hit rock bottom when investors have felt least like buying. Since no one can forecast when that bottoming will happen, we believe it makes sense to keep the fund fully invested so that it can benefit if a recovery does occur. We plan to maintain our long-term focus, which is to invest in the best companies in each industry, but as the calendar year moves on, we may consider increasing our investments in more cyclical companies that could potentially benefit from an economic recovery.

     Respectfully,

 /s/ David A. Antonelli

     David A. Antonelli
     Director of International Equity Research

The committee of MFS international research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

MANAGEMENT REVIEW AND OUTLOOK - contiued

MFS HIGH YIELD FUND

Dear Shareholders,
For the 12 months ended July 31, 2001, Class A shares of the fund provided a total return of -0.43% and Class I shares -0.21%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -0.43% over the same period for the fund's benchmark, the Salomon Brothers High Yield Market Index (the Salomon Index), an unmanaged, market-value-weighted index that includes public, nonconvertible, cash-pay, and deferred-interest U.S. corporate bonds with remaining maturities of at least seven years and a credit rating between "CCC" and "BB+". During the same period, the average high current yield fund tracked by Lipper Inc., returned -4.74%.

The fund's primary investment objective is high current income with capital appreciation as a secondary objective. The fund invests at least 65% of its total assets in high-yield fixed-income securities. While the fund focuses on bonds, it also may invest in income producing equity securities.

While we performed in line with the Salomon Index and outpaced our Lipper category average during the period, the main factor that hampered the fund's performance was our high weighting at the beginning of the year in telecommunications credits. While we vigilantly monitored the credit outlook of our telecommunications holdings and we reduced our exposure to this sector, these holdings detracted from performance. Increased price competition and the lack of additional funding caused the telecommunications sector to be the worst-performing sector of the high-yield market this year.

On a more positive note, we maintained our focus on investing in companies with stable to improving cash flow measures in sectors, such as gaming and aerospace. We also reduced exposure to highly leveraged credits in some of the more cyclical industries such as manufacturing, chemicals, and steel where the slowing economy is negatively impacting operating results and creditworthiness. Additionally, as a result of our disciplined investment approach, cash positions in the fund were atypically high as we sought out what we thought were attractive investment opportunities. This helped to provide a buffer against overall market volatility.

While the market is likely to remain risk-averse in the near term, we think there is light at the end of the tunnel. The high-yield default rate remains stubbornly high, but we think this rate has already been reflected in bond prices. In addition, institutional investors -- such as insurance companies and pension funds -- continued to increased their exposure to high-yield investments during the period. We think to the extent that investors continue to look to this market for cheap prices and attractive yields, high-yield bonds could benefit. We have also found a number of companies with manageable debt loads in good positions for their businesses to thrive. When we look out over the long term, we feel confident that many of these firms could fare well over the next few years.

     Respectfully,

 /s/ John F. Addeo                       /s/ Robert J. Manning

     John F. Addeo                           Robert J. Manning
     Portfolio Manager                       Portfolio Manager

MANAGEMENT REVIEW AND OUTLOOK - contiued

MFS INCOME FUND

Dear Shareholders,
For the 12 months ended July 31, 2001, Class A shares of the fund provided a total return of 2.47% and Class I shares 1.70%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a -0.43% over the same period for the fund's benchmark, the Salomon Brothers High Yield Market Index (the Salomon Index). During the same period, the average high current yield fund tracked by Lipper Inc. returned -4.74%.

After a strong start to the new year, the high-yield market again succumbed to the uncertainty surrounding the economy and corporate earnings. As is typically the case when investors are worried about corporate earnings growth, there was a dramatic divergence in the market, with better quality bonds outperforming weaker issues within the high-yield sector. Given an environment of slowing economic growth and rising defaults, we continued to upgrade the credit quality of the portfolio by selling lower-quality issues and replacing them with higher-rated bonds.

The fund's conservative positioning helped performance during the market's recent volatility and weakness. Holdings in large defensive hospital management companies such as HCA and Tenet Healthcare provided stability to the portfolio during a volatile period. We also continued to like many companies in the gaming and media sectors that have shown improving cash flows and profitability outlooks. Names such as Charter Communications and Circus Enterprises remained prominent positions.

Our investment philosophy is based on the belief that avoiding credit problems is as important as picking the best performing bonds. We focus on preserving capital because bonds have limited price upside and substantial downside. For example, the fund owned the bonds of R&B Falcon, an offshore driller that was acquired by Transocean, an investment-grade company. As a result, R&B Falcon bonds appreciated about 15%. We think that scenario is the best bond investors can generally hope for. However, when a high-yield bond defaults, the average recovery has been about 40 cents on the dollar. Therefore, high-yield investing is very different from equity investing, where a problem stock can be offset by a couple of highfliers. Our investment philosophy was very appropriate this year as not many issuers earned higher credit ratings during this difficult period for the market. The R&B Falcon example also shows the importance of our Original Research(SM) in that our analysts have been able to identify attractive investment opportunities even during weak markets.

We think the market environment will remain challenging in the near term but we also feel investors are getting paid to wait and that the market has upside potential. While it will take some time for the market to work through all of the problems in the telecom sector, we believe that the market has largely discounted the problems in this sector. The spread between the yield on high yield bonds and government securities is now about 7.4% compared to its historic average of 5.0%. So if the spread were to return to more normal levels, there is the potential for significant capital appreciation. Despite a recent slowdown, we're beginning to see more cash coming into the market. We think these cash reserves, along with attractive yields, could help the high- yield market rebound, especially if the economy begins to show signs of a recovery.

     Respectfully,

 /s/ Bernard Scozzafava

     Bernard Scozzafava
     Portfolio Manager

MANAGEMENT REVIEW AND OUTLOOK - contiued

MFS INTERNATIONAL ADR FUND

Dear Shareholders,
Since the fund's inception on December 29, 2000, through July 31, 2001, Class A shares of the fund provided a total return of -14.30%. This return, which assumes the reinvestment of any capital gains and dividends distributions but excludes the effects of any sales charges, compares to a -15.95% over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. During the same period, the average international portfolio tracked by Lipper Inc., returned -16.71%.

The portfolio is constructed by our international equity analysts, whose objective is to find what we believe are the best foreign investments offered as American Depositary Receipts (ADRs). The fund's country allocation is an offshoot of the portfolio construction, with stockpicking being the main driver. We are not driven by any particular investment style, but our bias is toward companies in growth industries, with strong management, and that are trading at attractive valuations. This philosophy led us to some growth stocks but also helped us outperform our benchmark and Lipper peers during a very volatile period for equities.

In this difficult environment, most sectors -- especially technology and telecommunications stocks -- posted steep negative returns. Safer-haven sectors, which included financial services, health care, and utilities, held up much better. As always, we looked for the best stocks across all industries. Our bottom-up, research-intensive approach helped us identify stocks with strong long-term earnings growth prospects and proven management expertise that were also selling at what we believe were attractive valuations relative to their competitors or historical levels. These individual stock selections ultimately determined our industry, sector, and country allocations.

Our biggest sector concentrations were in financial services, utilities, telecommunications, technology, and health care. Financial stocks held up well until late spring when they began falling due to concerns about the weakening economic environment and slumping stock market. Fortunately, a number of our financial stocks posted strong relative returns for the year. ING Groep, a Dutch financial services company, benefited as new management began seeking ways to improve returns by allocating capital more efficiently. Danske Bank also did well, thanks to consolidation in the Scandinavian banking industry. The fund's large exposure to health care stocks benefited performance as investors flocked to defensive investments. On the negative side, most of our holdings in telecommunications and technology hurt performance, as large holdings in Vodafone and NTT DoCoMo suffered downturns.

In Europe and the United Kingdom, equity market conditions still seem potentially difficult, as economic weakness continues to spread. Longer term, however, we think the market's prospects are bright. The restructuring that is currently underway in Europe, both at the company and governmental levels, could boost both profitability and earnings growth. In Japan and Asia, many of the top companies have implemented cost-cutting initiatives, but an economic recovery in the United States would bring a much-needed boost to the revenue side of the equation. For our part, given the uncertain corporate earnings outlook and economic weakness, our emphasis will remain on globally competitive companies with strong balance sheets and shareholder-friendly managements.

     Respectfully,

 /s/ David A. Antonelli

     David A. Antonelli
     Director of International Equity Research

The committee of MFS international research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and/or Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to their benchmarks. Performance results reflect the percentage change in net asset value, including reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS EUROPEAN EQUITY FUND(1),(4),(5),(7)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2001. Index information is from August 1, 1999.)

                      MFS European Equity
                        Fund - Class A       MSCI Europe Index
          -----------------------------------------------------
          8/99              $ 9,425             $10,000
          7/00               12,549              11,252
          7/01               10,457               9,009

TOTAL RATES OF RETURN THROUGH JULY 31, 2001
CLASS A
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -16.67%           +10.95%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -16.67%           + 5.35%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -21.47%           + 2.26%
-------------------------------------------------------------------------------

CLASS I
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -16.46%           +12.09%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -16.46%           + 5.90%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Average European regions fund+                        -23.89%           - 2.34%
-------------------------------------------------------------------------------
MSCI Europe Index#                                    -19.93%           - 5.08%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2001. Index information is from
    August 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS HIGH YIELD FUND(2),(3),(7)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2001. Index information is from August 1, 1999.)

                        MFS High Yield      Salomon Brothers
                        Fund - Class A   High Yield Market Index
          ------------------------------------------------------
          8/99             $ 9,525             $10,000
          7/00              10,667               9,940
          7/01              10,621               9,897

TOTAL RATES OF RETURN THROUGH JULY 31, 2001
CLASS A
                                                         1 Year         Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -0.43%       +11.50%
-----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -0.43%       + 5.61%
-----------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -5.16%       + 3.07%
-----------------------------------------------------------------------------

CLASS I
                                                         1 Year         Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -0.21%       +11.72%
-----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -0.21%       + 5.72%
-----------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year         Life*
-----------------------------------------------------------------------------
Average high current yield fund+                         -4.74%       - 2.79%
-----------------------------------------------------------------------------
Salomon Brothers High Yield Market Index#                -0.43%       - 0.51%
-----------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2001. Index information is from
    August 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS INCOME FUND(1),(3),(7)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2001. Index information is from August 1, 1999.)

                         MFS Income         Salomon Brothers
                        Fund - Class A     High Yield Index
          ------------------------------------------------------
          8/99            $ 9,525             $10,000
          7/00              9,984               9,940
          7/01             10,231               9,897

TOTAL RATES OF RETURN THROUGH JULY 31, 2001
CLASS A
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +2.47%            +7.41%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +2.47%            +3.65%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -2.39%            +1.15%
-------------------------------------------------------------------------------

CLASS I
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +1.70%            +7.11%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +1.70%            +3.51%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Average high current yield fund+                       -4.74%           - 2.79%
-------------------------------------------------------------------------------
Salomon Brothers High Yield Market Index#              -0.43%           - 0.51%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2001. Index information is from
    August 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS INTERNATIONAL ADR FUND(2),(4),(6),(7)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001. Index information is from January 1, 2001.)

                     MFS International
                     ADR Fund - Class A    MSCI EAFE Index
          ------------------------------------------------------
          12/00           $ 9,425             $10,000
          7/01              8,077               8,405

TOTAL RATES OF RETURN THROUGH JULY 31, 2001

CLASS A
                                                                        Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                        -14.30%
-----------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                        Life*
-----------------------------------------------------------------------------
Average international fund+                                           -16.71%
-----------------------------------------------------------------------------
MSCI EAFE Index#                                                      -15.95%
-----------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001. Index information is from January 1, 2001.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

(1) Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(3) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

(4) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow.

(5) By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic or regulatory developments than a portfolio that invests more broadly.

(6) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

(7) These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - July 31, 2001

MFS EUROPEAN EQUITY FUND

Stocks - 92.9%
--------------------------------------------------------------------------------
ISSUER                                                        SHARES       VALUE
--------------------------------------------------------------------------------
Foreign Stocks - 92.5%
  Austria - 0.5%
    OMV AG (Oil Services)                                         30    $  2,790
--------------------------------------------------------------------------------
  Denmark - 3.4%
    Danske Bank (Banks and Credit Cos.)                        1,160    $ 20,173
--------------------------------------------------------------------------------
  France - 18.0%
    ALSTOM (Transportation)                                      240    $  6,690
    April Group (Insurance)*                                     280       4,656
    Business Objects S.A. (Computer Software - Systems)          205       5,905
    Carrefour S.A. (Supermarket)                                 200      11,299
    Coflexip S.A. ( Oil Services)                                 10       1,602
    Generale de Sante (Medical and Health Technology
      Services)*                                                 280       4,901
    Groupe Danone (Food and Beverage Products)                    45       5,868
    Sanofi-Synthelabo S.A. (Medical and Health Products)         280      17,595
    Societe Television Francaise 1 (Entertainment)               148       4,993
    Technip S.A. (Construction)                                  136      18,449
    Total FinaElf S.A. (Oils)                                    170      24,192
                                                                        --------
                                                                        $106,150
--------------------------------------------------------------------------------
  Germany - 7.6%
    Fresenius AG, Preferred (Medical Supplies)                    38    $  3,780
    Fresenius Medical Care AG, Preferred (Medical Supplies)      195      10,581
    Linde AG (Engineering)                                       150       6,433
    ProSieben Media AG, Preferred (Broadcasting)                 480       7,138
    SAP AG (Computer Software - Systems)                          72      10,460
    Software AG (Computer Software - Services)                   110       6,161
                                                                        --------
                                                                        $ 44,553
--------------------------------------------------------------------------------
  Greece - 0.7%
    Cosmote Mobile Communications S.A. (Cellular Phones)         440    $  4,198
--------------------------------------------------------------------------------
  Ireland - 1.4%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*        2,335    $  8,550
--------------------------------------------------------------------------------
  Italy - 5.0%
    Assicurazioni Generali S.p.A. (Insurance)                    410    $ 13,079
    Banca Intesa S.p.A. (Financial Institutions)               4,120      13,125
    Banca Nazionale del Lavoro (Banks and Credit Cos.)         1,070       3,128
                                                                        --------
                                                                        $ 29,332
--------------------------------------------------------------------------------
  Netherlands - 14.9%
    Akzo Nobel N.V. (Chemicals)                                  280    $ 11,699
    Fugro N.V. (Engineering)*                                     79       4,633
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*      143       3,724
    ING Groep N.V. (Financial Institutions)*                     986      32,136
    Jomed N.V. (Medical and Health Products)*                     95       2,928
    Koninklijke Philips Electronics N.V. (Electronics)           372      10,402
    Libertel N.V. (Cellular Phones)*                             871       7,699
    United Services Group N.V. (Business Services)*              275       5,018
    VNU N.V. (Printing and Publishing)*                          271       9,634
                                                                        --------
                                                                        $ 87,873
--------------------------------------------------------------------------------

Foreign Stocks - continued
  Spain - 3.6%
    Centros Comerciales Carrefour S.A. (Retail)                  360    $  5,010
    Gas Natural SDG, S.A. (Natural Gas - Pipeline)                25         437
    Iberdrola S.A. (Utilities - Electric)                      1,200      15,774
                                                                        --------
                                                                        $ 21,221
--------------------------------------------------------------------------------
  Sweden - 1.8%
    Saab AB, "B" (Aerospace)                                   1,177    $ 10,750
--------------------------------------------------------------------------------
  Switzerland - 14.0%
    Julius Baer Holdings Ltd. (Banks and Credit Cos.)              1    $  3,415
    Leica Geosystems AG (Electronics)*                            13       3,537
    Nestle S.A. (Food and Beverage Products)*                     64      13,707
    Novartis AG (Medical and Health Products)                    780      27,135
    Syngenta AG (Chemicals)                                      425      22,325
    Synthes-Stratec, Inc. (Medical and Health Products)*##        20      12,660
                                                                        --------
                                                                        $ 82,779
--------------------------------------------------------------------------------
  United Kingdom - 21.6%
    BP Amoco PLC (Oils)*                                       1,853    $ 15,405
    British Sky Broadcasting Group PLC (Broadcasting)            300       3,377
    CGNU PLC (Insurance)*                                        921      12,991
    Diageo PLC (Food and Beverage Products)*                   1,262      12,964
    HSBC Holdings PLC (Banks & Credit Cos.)*                     771       8,926
    Johnson Service Group PLC (Business Services)                740       3,743
    Matalan PLC (Retail)                                       1,580      11,143
    Next PLC (Retail)                                            453       5,932
    Reckitt Benckiser PLC (Consumer Goods and Services)          500       7,409
    Reed International PLC (Printing and Publishing)           1,300      11,151
    Reuters Group PLC (Business Services)                        787       9,542
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*          579      13,199
    Vodafone Group PLC (Telecom - Wireless)                    5,222      11,421
                                                                        --------
                                                                        $127,203
--------------------------------------------------------------------------------
Total Foreign Stocks                                                    $545,572
--------------------------------------------------------------------------------
U.S. Stocks - 0.4%
  Advertising & Broadcasting - 0.4%
    Omnicom Group, Inc.                                           30    $  2,621
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $561,126)                                $548,193
--------------------------------------------------------------------------------
Repurchase Agreement - 6.4%
--------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
                                                        (000 OMITTED)
--------------------------------------------------------------------------------
    Merrill Lynch, dated 7/31/01, due 8/01/01, total to
      be received $38,004 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                       $    38    $ 38,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $599,126)                           $586,193
Other Assets, Less Liabilities - 0.7%                                      3,874
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                     $590,067
--------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2001

MFS HIGH YIELD FUND

Bonds - 64.8%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)            VALUE
--------------------------------------------------------------------------------
U.S. Bonds - 61.0%
  Advertising & Broadcasting - 4.0%
    Emmis Escrow Corp., 0s to 2006, 12.5s to 2011##    $     15       $    8,850
    Granite Broadcasting Corp., 10.375s, 2005                23           15,640
    LIN Holdings Corp., 0s to 2003, 10s to 2008              15           11,700
    Primedia, Inc., 8.875s, 2011##                            5            4,775
    Quebecor Media, Inc., 11.125s, 2011##                     5            5,125
    Radio One, Inc., 8.875s, 2011##                           5            5,025
                                                                      ----------
                                                                      $   51,115
--------------------------------------------------------------------------------
  Aerospace - 2.8%
    K & F Industries, Inc., 9.25s, 2007                $     25       $   25,500
    L-3 Communications Corp., 8.5s, 2008                     10           10,050
                                                                      ----------
                                                                      $   35,550
--------------------------------------------------------------------------------
  Automotive - 1.6%
    Hayes Lemmerz International, Inc., 11.875s, 2006## $     10       $   10,200
    Navistar International Corp., 9.375s, 2006##             10           10,250
                                                                      ----------
                                                                      $   20,450
--------------------------------------------------------------------------------
  Building - 1.6%
    Building Materials Corp. of America, 8.625s, 2006  $     10       $    5,800
    Formica Corp., 10.875s, 2009                             10            4,700
    MMI Products, Inc., 13s, 2007##                          10           10,000
                                                                      ----------
                                                                      $   20,500
--------------------------------------------------------------------------------
  Business Services - 0.4%
    Unisys Corp., 8.125s, 2006                         $      5       $    4,875
--------------------------------------------------------------------------------
  Chemicals - 5.9%
    Huntsman ICI Holdings, 10.125s, 2009               $     25       $   24,125
    Macdermid, Inc., 9.125s, 2011##                          10            9,900
    PMD Group, Inc., 11s, 2011##                             15           15,225
    Sovereign Specialty Chemicals, 11.875s, 2010             20           18,400
    Sterling Chemicals, Inc., 12.375s, 2006**                10            8,000
                                                                      ----------
                                                                      $   75,650
--------------------------------------------------------------------------------
  Consumer Goods & Services - 0.6%
    General Binding Corp., 9.375s, 2008                $     10       $    7,600
--------------------------------------------------------------------------------
  Containers - 1.6%
    Gaylord Container Corp., 9.75s, 2007               $     10       $    6,400
    Pliant Corp., 13s, 2010                                  20           14,550
                                                                      ----------
                                                                      $   20,950
--------------------------------------------------------------------------------
  Food & Beverage Products - 0.8%
    Michael Foods Acquisition Corp., 11.75s, 2011##    $     10       $   10,400
--------------------------------------------------------------------------------
  Forest & Paper Products - 2.7%
    Fibermark, Inc., 10.75s, 2011##                    $     10       $   10,200
    Riverwood International Corp., 10.875s, 2008             25           24,313
                                                                      ----------
                                                                      $   34,513
--------------------------------------------------------------------------------
  Gaming - 2.5%
    Hollywood Park, Inc., 9.25s, 2007                  $     25       $   21,500
    Park Place Entertainment, Corp., 8.875s, 2008            10           10,375
                                                                      ----------
                                                                      $   31,875
--------------------------------------------------------------------------------
  Machinery - 1.1%
    Blount, Inc., 7s, 2005                             $      5       $    3,350
    Terex Corp., 10.375s, 2011##                             10           10,350
                                                                      ----------
                                                                      $   13,700
--------------------------------------------------------------------------------
  Media - Cable - 7.4%
    Adelphia Communications Corp., 8.375s, 2008        $     25       $   23,000
    Callahan Nordrhein Westfallen, 14s, 2010                 25           18,250
    Charter Communications Holdings, 0s to 2004,
      9.92s to 2011                                          40           27,100
    Echostar Broadband Corp., 10.375s, 2007                  10           10,412
    NTL Communications Corp., 0s to 2003,
      12.375s to 2008                                        35           15,750
                                                                      ----------
                                                                      $   94,512
--------------------------------------------------------------------------------
  Oil Services - 2.1%
    Belden & Blake Corp., 9.875s, 2007                 $     10       $    8,200
    Mission Resources Corp., 10.875s, 2007##                 10            9,750
    Sesi LLC, 8.875s, 2011##                                 10            9,650
                                                                      ----------
                                                                      $   27,600
--------------------------------------------------------------------------------
  Oils - 0.7%
    Chesapeake Energy Corp., 8.125s, 2011##            $     10       $    9,600
--------------------------------------------------------------------------------
  Pollution Control - 1.6%
    Allied Waste North America, Inc., 7.625s, 2006     $     10       $    9,925
    Allied Waste North America, Inc., 10s, 2009              10           10,450
                                                                      ----------
                                                                      $   20,375
--------------------------------------------------------------------------------
  Printing & Publishing - 0.4%
    Transwestern Publishing Co., 9.625s, 2007##        $      5       $    5,038
--------------------------------------------------------------------------------
  Restaurants & Lodging - 3.7%
    MGM Grand, Inc., 9.75s, 2007                       $     20       $   21,550
    Station Casinos, Inc., 9.875s, 2010                      25           25,500
                                                                      ----------
                                                                      $   47,050
--------------------------------------------------------------------------------
  Retail - 1.9%
    Duane Reade, Inc., 9.25s, 2008                     $     25       $   24,625
--------------------------------------------------------------------------------
  Special Products & Services - 1.4%
    Blount, Inc., 13s, 2009                            $     15       $    8,550
    Thermadyne Manufacturing/Capital Corp.,
      9.875s, 2008**                                         25            9,125
                                                                      ----------
                                                                      $   17,675
--------------------------------------------------------------------------------
  Steel - 1.8%
    Commonwealth Aluminum Corp., 10.75s, 2006          $     25       $   23,625
--------------------------------------------------------------------------------
  Supermarket
    Jitney-Jungle Stores of America, Inc.,
      12s, 2006**                                      $     25       $       63
--------------------------------------------------------------------------------
  Telecom - Wireless - 7.4%
    American Tower Corp., 9.375s, 2009                 $     10       $    9,250
    Centennial Cellular Operating Co., 10.75s, 2008          25           22,625
    Crown Castle International Corp., 10.75s, 2011           25           24,500
    McCaw International Ltd., 0s to 2002, 13s to 2007        35            8,575
    Time Warner Telecommunications LLC, 9.75s, 2008          15           13,200
    Voicestream Wireless Corp., 10.375s, 2009                15           17,225
                                                                      ----------
                                                                      $   95,375
--------------------------------------------------------------------------------
  Telecom - Wireline - 5.1%
    Allegiance Telecommunications, Inc.,
      12.875s, 2008                                    $     10       $    8,900
    Citizens Communications Co., 9.25s, 2011                 10           10,950
    Exodus Communications, Inc., 10.75s, 2009                15            4,500
    Focal Communications, 11.875s, 2010                      25            5,875
    ITC Deltacom, Inc., 9.75s, 2008                          25           10,000
    Level 3 Communications, Inc., 9.125s, 2008               10            5,400
    Nextlink Communications, Inc., 10.75s, 2009              25            8,750
    PSINET, Inc., 11s, 2009**                                15              825
    Spectrasite Holdings, Inc., 0s to 2004,
      11.25s to 2009                                         25            9,500
    Worldwide Fiber, Inc., 12s, 2009**                       25              122
                                                                      ----------
                                                                      $   64,822
--------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    AES Corp., 8.75s, 2002                             $     10       $   10,125
    AES Corp., 8.875s, 2011                                  10            9,550
                                                                      ----------
                                                                      $   19,675
--------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    El Paso Energy Partners, 8.5s, 2011##                     5       $    5,069
--------------------------------------------------------------------------------
Total U.S. Bonds                                                      $  782,282
--------------------------------------------------------------------------------
Foreign Bonds - 3.8%
  Belgium - 0.3%
    Hermes Europe Railtel B.V., 10.375s, 2009
     (Telecom - Wireline)**                            $     25       $    4,000
--------------------------------------------------------------------------------
  Canada - 1.0%
    Canwest Media, Inc., 10.625s, 2011
      (Advertising & Broadcasting)##                   $      5       $    5,100
    GT Group Telecom, Inc., 0s to 2005,
      13.25s to 2010 (Telecom - Wireline)                    25            7,250
                                                                      ----------
                                                                      $   12,350
--------------------------------------------------------------------------------
  Germany - 0.3%
    Messer Griesham Holdings, 10.375s, 2011
      (Chemicals)##                                     EUR   5            4,387
--------------------------------------------------------------------------------
  Netherlands - 1.0%
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                             $     10       $    3,000
    Yell Finance BV, 10.75s, 2011 (Advertising &
      Broadcasting)##                                        10           10,100
                                                                      ----------
                                                                      $   13,100
--------------------------------------------------------------------------------
  United Kingdom - 1.2%
    Manitowoc Co., 10.375s, 2011 (Machinery)##          EUR   5       $    4,420
    Ono Finance PLC, 13s, 2009 (Media - Cable)         $     15           10,500
                                                                      ----------
                                                                      $   14,920
--------------------------------------------------------------------------------
Total Foreign Bonds                                                   $   48,757
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,089,274)                             $  831,039
--------------------------------------------------------------------------------

Stocks - 29.2%
--------------------------------------------------------------------------------
U.S. Stocks - 25.7%
  Agricultural Products - 0.5%
    AGCO Corp.                                              640       $    6,598
--------------------------------------------------------------------------------
  Automotive - 2.5%
    Visteon Corp.                                         1,500       $   31,695
--------------------------------------------------------------------------------
  Cellular Phones - 1.9%
    Motorola, Inc.                                        1,300       $   24,297
--------------------------------------------------------------------------------
  Computer Software - 3.0%
    VeriSign, Inc.*                                         700       $   38,227
--------------------------------------------------------------------------------
  Containers - 4.1%
    Owens Illinois, Inc.*                                 8,120       $   52,130
--------------------------------------------------------------------------------
  Electronics - 1.1%
    Tektronix, Inc.*                                        600       $   13,614
--------------------------------------------------------------------------------
  Financial Institutions - 0.7%
    Freddie Mac Corp.                                       135       $    9,239
--------------------------------------------------------------------------------
  Insurance - 1.5%
    Hartford Financial Services Group, Inc.                 300       $   19,863
--------------------------------------------------------------------------------
  Machinery - 1.3%
    Deere & Co., Inc.                                       410       $   17,200
--------------------------------------------------------------------------------
  Metals & Minerals - 1.5%
    Alcoa, Inc.                                             500       $   19,615
--------------------------------------------------------------------------------
  Oil Services - 2.9%
    BJ Services Co.*                                        300       $    7,566
    Cooper Cameron Corp.*                                   200           10,182
    Noble Drilling Corp.*                                   190            5,831
    Oil States International, Inc.                        1,650           13,778
                                                                      ----------
                                                                      $   37,357
--------------------------------------------------------------------------------
  Oils - 2.0%
    Apache Corp.                                             90       $    4,675
    Devon Energy Corp.                                      390           21,142
                                                                      ----------
                                                                      $   25,817
--------------------------------------------------------------------------------
  Restaurants & Lodging - 1.2%
    Jack in the Box, Inc.*                                  550       $   15,593
--------------------------------------------------------------------------------
  Supermarket - 1.5%
    Kroger Co.*                                             720       $   18,979
--------------------------------------------------------------------------------
Total U.S. Stocks                                                     $  330,224
--------------------------------------------------------------------------------
Foreign Stocks - 3.5%
  Brazil - 1.8%
    Aracruz Celulose S.A. (Forest & Paper Products)       1,435       $   22,960
--------------------------------------------------------------------------------
  Canada - 1.7%
    Nortel Networks Corp. (Telecommunications)            2,700       $   21,465
--------------------------------------------------------------------------------
Total Foreign Stocks                                                  $   44,425
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $311,252)                              $  374,649
--------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------
                                                         SHARES
--------------------------------------------------------------------------------
    GT Group Telecom Inc.                                    25       $      625
    Pliant Corp.##                                           20               40
--------------------------------------------------------------------------------
Total Warrants (Identified Cost, $2,159)                              $      665
--------------------------------------------------------------------------------
Repurchase Agreement - 5.1%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
--------------------------------------------------------------------------------
    Merrill Lynch, dated 7/31/01, due 8/01/01,
      total to be received $65,007 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                          $     65       $   65,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,467,685)                       $1,271,353
Other Assets, Less Liabilities - 0.9%                                     11,257
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $1,282,610
--------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2001

MFS INCOME FUND

Bonds - 85.6%
------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)            VALUE
------------------------------------------------------------------------------
U.S. Bonds - 81.8%
  Advertising & Broadcasting - 6.9%
    Chancellor Media Corp., 8s, 2008                    $  25       $   25,937
    Echostar DBS Corp., 9.375s, 2009                       25           25,500
    Lin Television Corp., 8s, 2008                         10            9,650
    Paxson Communications Corp., 10.75s, 2008               5            5,125
    Radio One, Inc., 8.875s, 2011                           5            5,025
    Young Broadcasting, Inc., 8.75s, 2007                   5            4,750
                                                                    ----------
                                                                    $   75,987
------------------------------------------------------------------------------
  Aerospace - 5.0%
    Alliant Techsystems, Inc., 8.5s, 2011              $    5       $    5,162
    BE Aerospace, Inc., 8s, 2008                           25           24,250
    K & F Industries, Inc., 9.25s, 2007                    25           25,500
                                                                    ----------
                                                                    $   54,912
------------------------------------------------------------------------------
  Automotive - 0.8%
    Hayes Lemmerz International, Inc., 11.875s, 2006   $    5       $    5,100
    Hayes Wheels International, Inc., 9.125s, 2007          5            3,400
                                                                    ----------
                                                                    $    8,500
------------------------------------------------------------------------------
  Building - 2.7%
    American Standard, Inc., 7.375s, 2008              $   10       $    9,900
    Building Materials Corp. of America, 8s, 2007          10            5,700
    MMI Products, Inc., 11.25s, 2007                        5            4,750
    Nortek, Inc., 9.25s, 2007                               5            4,988
    Williams Scotsman, Inc., 9.875s, 2007                   5            4,600
                                                                    ----------
                                                                    $   29,938
------------------------------------------------------------------------------
  Business Services - 0.9%
    Iron Mountain, Inc., 8.75s, 2009                   $   10       $   10,150
------------------------------------------------------------------------------
  Chemicals - 2.7%
    Huntsman ICI Chemicals, 10.125s, 2009              $   15       $   14,475
    Lyondell Chemical Co., 9.625s, 2007                    10           10,050
    Macdermid, Inc., 9.125s, 2011                           5            4,950
                                                                    ----------
                                                                    $   29,475
------------------------------------------------------------------------------
  Coal - 1.7%
    P&L Coal Holdings Corp., 8.875s, 2008              $   18       $   18,810
------------------------------------------------------------------------------
  Consumer Goods & Services - 1.6%
    Kindercare Learning Centers, Inc., 9.5s, 2009      $   10       $    9,925
    Simmons Co., 10.25s, 2009                               5            4,863
    Westpoint Stevens, Inc., 7.875s, 2008                  10            3,000
                                                                    ----------
                                                                    $   17,788
------------------------------------------------------------------------------
  Containers - 2.3%
    Ball Corp., 8.25s, 2008                            $   25       $   25,375
------------------------------------------------------------------------------
  Energy - Independent - 1.9%
    Ocean Energy, Inc., 8.875s, 2007                   $   10       $   10,571
    Pioneer Natural Resources Co., 9.625s, 2010            10           10,950
                                                                    ----------
                                                                    $   21,521
------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Willis Corroon Corp., 9s, 2009                     $    5       $    5,150
------------------------------------------------------------------------------
  Food & Beverage Products - 0.5%
    Michael Foods Acquisition Corp., 11.75s, 2011      $    5       $    5,200
------------------------------------------------------------------------------
  Forest & Paper Products - 4.6%
    Buckeye Cellulose Corp., 8.5s, 2005                $   25       $   25,062
    Fibermark, Inc., 10.75s, 2011##                         5            5,100
    Riverwood International Corp., 10.625s, 2007           10           10,325
    Silgan Holdings, Inc., 9s, 2009                        10           10,050
                                                                    ----------
                                                                    $   50,537
------------------------------------------------------------------------------
  Gaming - 3.3%
    HMH Properties, Inc., 8.45s, 2008                  $    5       $    4,925
    MGM Mirage, 8.375s, 2011                                5            5,088
    Park Place Entertainment Corp., 8.875s, 2008           25           25,937
                                                                    ----------
                                                                    $   35,950
------------------------------------------------------------------------------
  Healthcare - 0.5%
    Alliance Imaging, Inc., 10.375s, 2011##            $    5       $    5,200
------------------------------------------------------------------------------
  Machinery - 1.3%
    Agco Corp., 9.5s, 2008##                           $    5       $    4,975
    Manitowoc Co., 10.375s, 2011                            5            4,420
    Terex Corp., 10.375s, 2011##                            5            5,175
                                                                    ----------
                                                                    $   14,570
------------------------------------------------------------------------------
  Media - Cable - 10.6%
    Century Communications Corp., 9.5s, 2005           $   25       $   24,375
    Charter Communications Holdings, 8.25s, 2007           25           23,812
    CSC Holdings, Inc., 8.125s, 2009                       25           25,900
    Insight Midwest, 9.75s, 2009                           25           26,250
    Mediacom LLC, 11s, 2013                                10           10,300
    NTL, Inc., 10s, 2007                                   10            6,450
                                                                    ----------
                                                                    $  117,087
------------------------------------------------------------------------------
  Medical & Health Technology Services - 5.2%
    Fresenius Medical Care Capital Trust, 7.875s, 2008 $   10       $    9,900
    Tenet Healthcare Corp., 8.125s, 2008                   25           26,375
    HCA - The Healthcare Co., 8.75s, 2010                  10           10,800
    Triad Hospitals, 8.75s, 2009##                         10           10,337
                                                                    ----------
                                                                    $   57,412
------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Century Aluminum Co., 11.75s, 2008##               $   10       $   10,500
------------------------------------------------------------------------------
  Oil Services - 2.9%
    Grant Prideco, Inc., 9.625s, 2007##                $    5       $    5,063
    Gulfmark Offshore, Inc., 8.75s, 2008                   10            9,750
    R & B Falcon Corp., 9.5s, 2008                          5            5,822
    Triton Energy Ltd., 8.875s, 2007                       10           10,950
                                                                    ----------
                                                                    $   31,585
------------------------------------------------------------------------------
  Oils - 0.9%
    HS Resources, Inc., 9.25s, 2006                    $   10       $   10,425
------------------------------------------------------------------------------
  Pollution Control - 0.9%
    Allied Waste North America, Inc., 7.625s, 2006     $   10       $    9,925
------------------------------------------------------------------------------
  Printing & Publishing - 5.3%
    Hollinger International Publishing, 9.25s, 2007    $   25       $   25,125
    Primedia, Inc., 7.625s, 2008                           25           23,000
    Transwestern Publishing Co., 9.625s, 2007              10           10,075
                                                                    ----------
                                                                    $   58,200
------------------------------------------------------------------------------
  Restaurants & Lodging - 5.5%
    Boyd Gaming Corp., 9.5s, 2007                      $    5       $    4,875
    Circus Enterprises, Inc., 9.25s, 2005                  25           25,625
    Isle of Capri Casinos, Inc., 8.75s, 2009               10            9,150
    MGM Grand, Inc., 9.75s, 2007                           10           10,775
    Station Casinos, Inc., 9.875s, 2010                    10           10,200
                                                                    ----------
                                                                    $   60,625
------------------------------------------------------------------------------
  Retail - 1.3%
    K Mart Corp., 9.375s, 2006                         $   10       $   10,000
    Southland Corp., 5s, 2003                               5            4,739
                                                                    ----------
                                                                    $   14,739
------------------------------------------------------------------------------
  Steel - 0.5%
    AK Steel Holdings Corp., 9.125s, 2006              $    5       $    5,150
------------------------------------------------------------------------------
  Supermarket - 0.5%
    Fleming Cos., Inc., 10.125s, 2008##                $    5       $    5,263
------------------------------------------------------------------------------
  Technology - 0.9%
    Unisystem Corp., 7.875s, 2008                      $   10       $    9,600
------------------------------------------------------------------------------
  Telecom - Wireless - 5.5%
    American Tower Corp., 9.375s, 2009##               $    5       $    4,625
    Crown Castle International Corp., 10.75s, 2011         10            9,800
    Nextel Communications, 9.5s, 2011                      15           12,300
    Spectrasite Holdings, Inc., 10.75s, 2010               10            7,700
    Telecorp PCS, Inc., 10.625s, 2010                      10            9,550
    Voicestream Wireless Corp., 10.375s, 2009              15           17,225
                                                                    ----------
                                                                    $   61,200
------------------------------------------------------------------------------
  Telecom - Wireline - 2.8%
    Focal Communications Corp., 11.875s, 2010          $   25       $    5,875
    Metromedia Fiber Network, Inc., 10s, 2008               5            1,425
    Nextlink Communications, Inc., 10.75s, 2009            25            8,750
    Time Warner Telecommunications LLC, 9.75s, 2008        15           13,200
    Williams Communications Group, 11.7s, 2008              5            2,175
                                                                    ----------
                                                                    $   31,425
------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    AES Corp., 8.875s, 2011                            $   10       $    9,550
------------------------------------------------------------------------------
Total U.S. Bonds                                                    $  901,749
------------------------------------------------------------------------------
Foreign Bonds - 3.8%
  Bermuda - 0.7%
    Global Crossing Holdings Ltd., 8.7s, 2007
     (Telecom - Wireline)                              $    5       $    3,775
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecom - Wireline)                                  5            3,850
                                                                    ----------
                                                                    $    7,625
------------------------------------------------------------------------------
  Singapore - 0.4%
    Flextronics International Ltd., 9.875s, 2010
      (Electronics)                                    $    5       $    5,100
------------------------------------------------------------------------------
  United Kingdom - 2.7%
    Energis PLC, 9.75s, 2009 (Telecom - Wireline)      $   25       $   21,750
    Telewest Communications PLC, 9.625s, 2006
      (Media - Cable)                                      10            7,700
                                                                    ----------
                                                                    $   29,450
------------------------------------------------------------------------------
Total Foreign Bonds                                                 $   42,175
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $987,610)                             $  943,924
------------------------------------------------------------------------------
Repurchase Agreement - 11.6%
------------------------------------------------------------------------------
    Merrill Lynch, dated 7/31/01, due 8/01/01, total
      to be received $128,014 (secured by various
      U.S. Treasury and Federal Agency obligations
      in a jointly traded account), at Cost            $  128       $  128,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,115,610)                     $1,071,924
Other Assets, Less Liabilities - 2.8%                                   30,858
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,102,782
------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2001

MFS INTERNATIONAL ADR FUND

Stocks - 93.0%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
Foreign Stocks - 90.6%
  Brazil - 2.3%
    Aracruz Celulose S.A. (Forest and Paper Products)       145       $  2,320
    Empresa Brasileira de Aeronautica S.A.
     (Aerospace and Defense)                                100          3,560
                                                                      --------
                                                                      $  5,880
------------------------------------------------------------------------------
  Canada - 3.2%
    BCE, Inc. (Telecommunications)                          311       $  8,313
------------------------------------------------------------------------------
  China - 0.7%
    China Mobile Ltd. (Cellular Telecommunications)*         80       $  1,773
------------------------------------------------------------------------------
  Denmark - 3.9%
    Danske Bank (Banks and Credit Cos.)                     582       $ 10,118
------------------------------------------------------------------------------
  France - 10.6%
    ALSTOM (Transportation)                                 175       $  4,865
    Business Objects (Computer Software)*                   100          2,830
    Coflexip S.A. (Oil Services)                             60          4,770
    Groupe Danone (Food and Beverage Products)              100          2,600
    Havas Advertising S.A. (Advertising)                    215          2,193
    Total Fina S.A., (Oils)                                 140          9,923
                                                                      --------
                                                                      $ 27,181
------------------------------------------------------------------------------
  Germany - 5.6%
    Fresenius Medical Care AG (Medical Supplies)            425       $  7,677
    SAP AG (Computer Software - Services)                   188          6,783
                                                                      --------
                                                                      $ 14,460
------------------------------------------------------------------------------
  Hong Kong - 0.9%
    CNOOC Ltd. (Oils)*                                      115       $  2,375
------------------------------------------------------------------------------
  Italy - 2.5%
    San Paolo -IMI S.p.A. (Banks and Credit Cos.)           257       $  6,412
------------------------------------------------------------------------------
  Japan - 13.4%
    Canon, Inc. (Special Products and Services)             363       $ 12,284
    Honda Motor Co., Ltd. (Automotive)                      134         12,314
    NTT DoCoMo, Inc. (Telecommunications)                    93          6,442
    Secom Co., Ltd. (Security Services)                      31          3,351
                                                                      --------
                                                                      $ 34,391
------------------------------------------------------------------------------
  Netherlands - 16.5%
    Akzo Nobel N.V. (Chemicals)                             187       $  7,809
    Hunter Douglas N.V. (Building Products)                 240          1,562
    ING Groep N.V. (Financial Services)                     500         16,255
    Koninklijke (Royal) Philips Electronics N.V.
      (Electronics)                                         180          4,973
    Royal Dutch Petroleum Co. (Oils)                        121          7,018
    VNU N.V. (Publishing)                                   138          4,905
                                                                      --------
                                                                      $ 42,522
------------------------------------------------------------------------------
  South Korea - 1.2%
    Korea Telecom Corp. (Telecommunications)                140       $  2,968
------------------------------------------------------------------------------
  Spain - 1.1%
    Telefonica de Espana S.A. (Telecommunications)           80       $  2,904
------------------------------------------------------------------------------
  Switzerland - 13.4%
    Nestle S.A. (Food and Beverage Products)                180       $  9,639
    Novartis AG (Pharmaceuticals)                           392         13,728
    Syngenta AG (Chemicals)*                              1,050         11,130
                                                                      --------
                                                                      $ 34,497
------------------------------------------------------------------------------
  United Kingdom - 15.3%
    BP Amoco PLC (Oils)                                     124       $  6,128
    British Sky Broadcast Group PLC (Broadcasting)*          40          2,702
    Diageo PLC (Food and Beverage Products)                 153          6,249
    HSBC Holdings PLC (Banks and Credit Cos.)                70          4,117
    Reed International PLC (Publishing)                     206          7,045
    Reuters Group PLC (Business Services)                    60          4,318
    Vodafone Group PLC (Telecommunications)                 407          8,771
                                                                      --------
                                                                      $ 39,330
------------------------------------------------------------------------------
Total Foreign Stocks                                                  $233,124
------------------------------------------------------------------------------
U.S. Stocks - 2.4%
  Oils - 0.5%
    Santa Fe International Corp.                             43       $  1,286
------------------------------------------------------------------------------
  Pharmaceuticals - 0.9%
    Pharmacia Corp.                                          50       $  2,231
------------------------------------------------------------------------------
  Precious Metals & Minerals - 1.0%
    Anglo American Platinum Corp., Ltd.                      80       $  2,593
------------------------------------------------------------------------------
Total U.S. Stocks                                                     $  6,110
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $265,362)                              $239,234
------------------------------------------------------------------------------
Repurchase Agreement - 6.6%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
------------------------------------------------------------------------------
    Merrill Lynch, dated 07/31/01, due 08/1/01,
      total to be received $17,002 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                          $     17       $ 17,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $282,362)                         $256,234
Other Assets, Less Liabilities - 0.4%                                    1,155
------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $257,389
------------------------------------------------------------------------------

PORTFOLIO FOOTNOTES:
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.

An abbreviation has been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. The abbreviation is shown below.

        EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-------------------------------------------------------------------------------------------------------------------
                                                              EUROPEAN     HIGH YIELD         INCOME  INTERNATIONAL
JULY 31, 2001                                              EQUITY FUND           FUND           FUND       ADR FUND
-------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                          $   561,126    $ 1,402,685    $   987,610    $   265,362
  Repurchase agreements, at value                               38,000         65,000        128,000         17,000
  Unrealized depreciation                                      (12,933)      (196,332)       (43,686)       (26,128)
                                                           -----------    -----------    -----------    -----------
      Total investments, at value                          $   586,193    $ 1,271,353    $ 1,071,924    $   256,234
  Cash                                                             509            115            764          1,036
  Foreign currency, at value (identified cost,$6,072)            6,100           --             --             --
  Receivable for investments sold                                  581           --            4,923          5,347
  Interest and dividends receivable                                613         21,400         25,298            300
                                                           -----------    -----------    -----------    -----------
      Total assets                                         $   593,996    $ 1,292,868    $ 1,102,909    $   262,917
                                                           -----------    -----------    -----------    -----------
Liabilities:
  Distributions payable                                    $      --      $         3    $      --      $      --
  Net payable for forward foreign currency
    exchange contracts to sell                                    --              128           --             --
  Net payable for forward foreign currency
    exchange contracts closed or subject to
    master netting agreements                                     --              127            127           --
  Payable for investments purchased                              3,913         10,000           --            5,519
  Payable to affiliates -
    Management fee                                                  12           --             --                7
    Reimbursement fee                                                4           --             --                2
                                                           -----------    -----------    -----------    -----------
      Total liabilities                                    $     3,929    $    10,258    $       127    $     5,528
                                                           -----------    -----------    -----------    -----------
    Net assets                                             $   590,067    $ 1,282,610    $ 1,102,782    $   257,389
                                                           ===========    ===========    ===========    ===========
Net assets consist of:
  Paid-in capital                                          $   676,028    $ 1,470,095    $ 1,228,846    $   300,200
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                         (12,903)      (196,583)       (43,811)       (26,128)
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                               (76,064)        14,677        (80,125)       (17,898)
  Accumulated undistributed (distributions in
    excess of) net investment income                             3,006         (5,579)        (2,128)         1,215
                                                           -----------    -----------    -----------    -----------
      Total                                                $   590,067    $ 1,282,610    $ 1,102,782    $   257,389
                                                           ===========    ===========    ===========    ===========
Shares of beneficial interest outstanding:
  Class A                                                       69,508        150,035        124,230         30,020
  Class I                                                           20             20             20           --
                                                           -----------    -----------    -----------    -----------
      Total shares of beneficial interest outstanding           69,528        150,055        124,250         30,020
                                                           ===========    ===========    ===========    ===========
Net assets:
  Class A                                                  $   589,897    $ 1,282,438    $ 1,102,607    $   257,389
  Class I                                                       170.39         171.75         175.33           --
                                                           -----------    -----------    -----------    -----------
      Total net assets                                     $   590,067    $ 1,282,610    $ 1,102,782    $   257,389
                                                           ===========    ===========    ===========    ===========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial
      interest outstanding)                                $      8.49    $      8.55    $      8.88    $      8.57
                                                           ===========    ===========    ===========    ===========
    Offering price per share for European Equity Fund
      and International ADR Fund (100 / 94.25 of net
      asset value per share) and for High Yield Fund and
      Income Fund (100 / 95.25 of net asset value per
      share)                                               $      9.00    $      8.98    $      9.32    $      9.09
                                                           ===========    ===========    ===========    ===========
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets / shares of beneficial
    interest outstanding)                                  $      8.52    $      8.59    $      8.77           --
                                                           ===========    ===========    ===========    ===========

On sales of $50,000, $100,000, $100,000, and $50,000, respectively, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations
-------------------------------------------------------------------------------------------------------------------
                                                              EUROPEAN     HIGH YIELD         INCOME  INTERNATIONAL
YEAR ENDED JULY 31, 2001                                   EQUITY FUND           FUND           FUND       ADR FUND*
-------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                               $       830    $   106,969    $   102,687    $       473
    Dividends                                                   10,257          1,840           --            3,137
    Foreign taxes withheld                                      (1,367)           (17)          --             (382)
                                                           -----------    -----------    -----------    -----------
      Total investment income                              $     9,720    $   108,792    $   102,687    $     3,228
                                                           -----------    -----------    -----------    -----------
  Expenses -
    Management fee                                         $     4,582    $     7,469    $     6,428    $     1,609
    Shareholder servicing agent fee                                611          1,247          1,085            161
    Distribution and service fee (Class A)                        --             --             --              564
    Administrative fee                                              90            190            113             28
    Custodian fee                                                6,924          3,559          3,015          1,055
    Printing                                                    16,748           --            8,668          6,088
    Postage                                                        344            375            421            133
    Auditing fees                                               15,400         17,346         18,246          9,000
    Legal fees                                                   4,380          5,197          4,138          3,200
    Registration fees                                            5,781          2,724          3,500          4,400
    Miscellaneous                                                2,719           --            1,612          1,904
                                                           -----------    -----------    -----------    -----------
      Total expenses                                       $    57,579    $    38,107    $    47,226    $    28,142
    Fees paid indirectly                                          (843)          (204)          (338)           (60)
    Reduction of expenses by investment adviser                (50,628)       (37,903)       (46,888)       (26,070)
                                                           -----------    -----------    -----------    -----------
      Net expenses                                         $     6,108    $      --      $      --      $     2,012
                                                           -----------    -----------    -----------    -----------
        Net investment income                              $     3,612    $   108,792    $   102,687    $     1,216
                                                           -----------    -----------    -----------    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis)
                                                                                                        -----------
    Investment transactions                                $   (74,989)   $    38,953    $   (70,694)   $   (17,898)
    Foreign currency transactions                                 (555)           340            212             (1)
                                                           -----------    -----------    -----------    -----------
      Net realized gain (loss) on investments
        and foreign currency transactions                  $   (75,544)   $    39,293    $   (70,482)   $   (17,899)
                                                           -----------    -----------    -----------    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                            $   (41,412)   $  (169,525)   $    (6,007)   $   (26,128)
    Translation of assets and liabilities in
      foreign currencies                                           130           (251)          (125)          --
                                                           -----------    -----------    -----------    -----------
      Net unrealized loss on investments and
        foreign currency translation                       $   (41,282)   $  (169,776)   $    (6,132)   $   (26,128)
                                                           -----------    -----------    -----------    -----------
        Net realized and unrealized loss on
          investments and foreign currency                 $  (116,826)   $  (130,483)   $   (76,614)   $   (44,027)
                                                           -----------    -----------    -----------    -----------
          Increase (decrease) in net assets
            from operations                                $  (113,214)   $   (21,691)   $    26,073    $   (42,811)
                                                           ===========    ===========    ===========    ===========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.

See notes to financial statements.

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                                                            EUROPEAN EQUITY FUND                       HIGH YIELD FUND
                                                       ----------------------------------        ------------------------------
                                                            YEAR ENDED       PERIOD ENDED         YEAR ENDED       PERIOD ENDED
                                                         JULY 31, 2001     JULY 31, 2000*      JULY 31, 2001     JULY 31, 2000*
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $     3,612        $     5,157        $   108,792        $   105,594
  Net realized gain (loss) on investments
    and foreign currency transactions                          (75,544)           139,643             39,293             74,872
  Net unrealized gain (loss) on investments
    and foreign currency translation                           (41,282)            28,379           (169,776)           (26,807)
                                                           -----------        -----------        -----------        -----------
      Increase (decrease) in net assets from
        operations                                         $  (113,214)       $   173,179        $   (21,691)       $   153,659
                                                           -----------        -----------        -----------        -----------

Distributions declared to shareholders -
  From net investment income (Class A)                     $    (4,126)       $      (852)       $  (108,776)       $  (105,578)
  From net investment income (Class I)                              (1)                (1)               (16)               (16)
  From net realized gain on investments and
    foreign currency transactions (Class A)                   (135,571)            (4,246)           (70,920)           (27,868)
  From net realized gain on investments and
    foreign currency transactions (Class I)                        (53)                (2)               (12)                (4)
  In excess of net investment income (Class A)                    --                 --               (4,849)            (1,413)
  In excess of net investment income (Class I)                    --                 --                   (1)                 0+
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class A)                                      (1,074)              --                 --                 --
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class I)                                          (0)+             --                 --                 --
                                                           -----------        -----------        -----------        -----------
      Total distributions declared to shareholders         $  (140,825)       $    (5,101)       $  (184,574)       $  (134,879)
                                                           -----------        -----------        -----------        -----------
Net increase in net assets from fund share transactions    $   166,716        $   509,312        $    19,920        $ 1,450,175
                                                           -----------        -----------        -----------        -----------
      Total increase (decrease) in net assets              $   (87,323)       $   677,390        $  (186,345)       $ 1,468,955
Net assets:
  At beginning of period                                       677,390               --            1,468,955               --
                                                           -----------        -----------        -----------        -----------
  At end of period                                         $   590,067        $   677,390        $ 1,282,610        $ 1,468,955
                                                           -----------        -----------        -----------        -----------

  Accumulated undistributed (distributions
    in excess of) net investment income
    included in net assets at end of period                $     3,006        $     4,075        $    (5,579)       $    (1,413)
                                                           ===========        ===========        ===========        ===========

 * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
 + Amount was less than $1.

See notes to financial statements.

Statements of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------------------
                                                                                                     INTERNATIONAL
                                                                      INCOME FUND                       ADR FUND
                                                        -------------------------------------        ---------------
                                                           YEAR ENDED           PERIOD ENDED            PERIOD ENDED
                                                        JULY 31, 2001         JULY 31, 2000*         JULY 31, 2001**
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $  102,687             $   92,871                $  1,216
  Net realized loss on investments and foreign
    currency transactions                                     (70,482)                (7,323)                (17,899)
  Net unrealized loss on investments and foreign
    currency translation                                       (6,132)               (37,679)                (26,128)
                                                           ----------             ----------                --------
      Increase (decrease) in net assets from
        operations                                         $   26,073             $   47,869                $(42,811)
                                                           ----------             ----------                --------
Distributions declared to shareholders -
  From net investment income (Class A)                     $ (102,984)            $  (92,484)               $  --
  From net investment income (Class I)                            (18)                   (18)                  --
  In excess of net investment income (Class A)                 (2,340)                --                       --
  In excess of net investment income (Class I)                     (0)+               --                       --
  In excess of net realized gain on investments
    (Class A)                                                  --                     (2,161)                  --
  In excess of net realized gain on investments
    (Class I)                                                  --                         (1)                  --
                                                           ----------             ----------                --------
      Total distributions declared to shareholders         $ (105,342)            $  (94,664)               $  --
                                                           ----------             ----------                --------
Net increase in net assets from fund share
  transactions                                             $  133,818             $1,095,028                $300,200
                                                           ----------             ----------                --------
      Total increase in net assets                         $   54,549             $1,048,233                $257,389
Net assets:
  At beginning of period                                    1,048,233               --                       --
                                                           ----------             ----------                --------
  At end of period                                         $1,102,782             $1,048,233                $257,389
                                                           ----------             ----------                --------
  Accumulated undistributed (distributions in excess
    of) net investment income included in net assets
    at end of period                                       $   (2,128)            $      315                $  1,215
                                                           ==========             ==========                ========

 * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
** For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.
 + Amount was less than $1.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                              EUROPEAN EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                           YEAR  ENDED       PERIOD ENDED         YEAR ENDED       PERIOD ENDED
                                                         JULY 31, 2001     JULY 31, 2000*      JULY 31, 2001    JULY 31, 2000**
-------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A                              CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $     13.21        $     10.00        $     13.22        $      9.93
                                                           -----------        -----------        -----------        -----------
Income from investment operations# -
  Net investment income(S)                                 $      0.06        $      0.10        $      0.08        $      0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                             (2.04)              3.20              (2.04)              3.31
                                                           -----------        -----------        -----------        -----------
      Total from investment operations                     $     (1.98)       $      3.30        $     (1.96)       $      3.38
                                                           -----------        -----------        -----------        -----------

Less distributions declared to shareholders -
  From net investment income                               $     (0.08)       $     (0.01)       $     (0.08)       $     (0.01
  From net realized gain on investments and
    foreign currency transactions                                (2.64)             (0.08)             (2.64)             (0.08
  In excess of net realized gain on investments
    and foreign currency transactions                            (0.02)              --                (0.02)              --
                                                           -----------        -----------        -----------        -----------
      Total distributions declared to
        shareholders                                       $     (2.74)       $     (0.09)       $     (2.74)       $     (0.09)
                                                           -----------        -----------        -----------        -----------
Net asset value - end of period                            $      8.49        $     13.21        $      8.52        $     13.22
                                                           ===========        ===========        ===========        ===========
Total return(+)                                                 (16.67)%            33.15%++          (16.46)%            34.18%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      1.06%              1.00%+             1.06%              1.00%+
  Net investment income                                           0.59%              0.82%+             0.79%              0.58%+
Portfolio turnover                                                 104%               143%               104%               143%
Net assets at end of period (000 Omitted)                  $       590        $       677        $         0+++     $         0+++

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

      Net investment loss                                  $     (0.77)       $     (0.68)       $     (0.77)       $     (0.76)
      Ratios (to average net assets):
        Expenses##                                                9.30%              7.51%+             9.30%              7.51%+
        Net investment loss                                      (7.65)%            (5.69)%+           (7.45)%            (5.93)%+

  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
 ** For the period from the inception of Class I, August 4, 1999, through July 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               HIGH YIELD FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                           YEAR  ENDED       PERIOD ENDED         YEAR ENDED       PERIOD ENDED
                                                         JULY 31, 2001     JULY 31, 2000*      JULY 31, 2001    JULY 31, 2000**
-------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A                              CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $     10.13        $     10.00        $     10.15        $     10.00
                                                           -----------        -----------        -----------        -----------
Income from investment operations# -
  Net investment income(S)                                 $      0.79        $      0.81        $      0.79        $      0.81
  Net realized and unrealized gain (loss) on
    investments and foreign currency                             (0.91)              0.34              (0.89)              0.36
                                                           -----------        -----------        -----------        -----------
      Total from investment operations                     $     (0.12)       $      1.15        $     (0.10)       $      1.17
                                                           -----------        -----------        -----------        -----------
Less distributions declared to shareholders -
  From net investment income                               $     (0.79)       $     (0.81)       $     (0.79)       $     (0.81)
  From net realized gain on investments and
    foreign currency transactions                                (0.62)             (0.21)             (0.62)             (0.21)
  In excess of net investment income                             (0.05)             (0.00)++++         (0.05)             (0.00)++++
                                                           -----------        -----------        -----------        -----------
      Total distributions declared to
         shareholders                                      $     (1.46)       $     (1.02)       $     (1.46)       $     (1.02)
                                                           -----------        -----------        -----------        -----------
Net asset value - end of period                            $      8.55        $     10.13        $      8.59        $     10.15
                                                           ===========        ===========        ===========        ===========
Total return(+)                                                  (0.43)%            11.99%++           (0.21)%            11.96%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      0.02%              0.03%+             0.02%              0.03%+
  Net investment income                                           8.67%              7.91%+             8.67%              7.91%+
Portfolio turnover                                                  94%                83%                94%                83%
Net assets at end of period (000 Omitted)                  $     1,282        $     1,469        $         0+++     $         0+++

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

      Net investment income                                $      0.52        $      0.47        $      0.52        $      0.47
      Ratios (to average net assets):
        Expenses##                                                3.05%              3.32%+             3.05%              3.32%+
        Net investment income                                     5.64%              4.62%+             5.64%              4.62%+

  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
 ** For the period from the inception of Class I, August 4, 1999, through July 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500. ++++Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding. ##Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                           YEAR  ENDED       PERIOD ENDED         YEAR ENDED       PERIOD ENDED
                                                         JULY 31, 2001     JULY 31, 2000*      JULY 31, 2001    JULY 31, 2000**
-------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A                              CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $      9.55        $     10.00        $      9.52        $     10.00
                                                           -----------        -----------        -----------        -----------
Income from investment operations# -
  Net investment income(S)                                 $      0.87        $      0.89        $      0.79        $      0.87
  Net realized and unrealized loss on investments
    and foreign currency                                         (0.64)             (0.43)             (0.64)             (0.45)
                                                           -----------        -----------        -----------        -----------
      Total from investment operations                     $      0.23        $      0.46        $      0.15        $      0.42
                                                           -----------        -----------        -----------        -----------
Less distributions declared to shareholders -
  From net investment income                               $     (0.88)       $     (0.89)       $     (0.88)       $     (0.88)
  In excess of net investment income                             (0.02)              --                (0.02)              --
  In excess of net realized gain on investments
    and foreign currency transactions                             --                (0.02)              --                (0.02)
                                                           -----------        -----------        -----------        -----------
      Total distributions declared to
         shareholders                                      $     (0.90)       $     (0.91)       $     (0.90)       $     (0.90)
                                                           -----------        -----------        -----------        -----------
Net asset value - end of period                            $      8.88        $      9.55        $      8.77        $      9.52
                                                           ===========        ===========        ===========        ===========
Total return(+)                                                   2.47%              4.81%++            1.70%              5.31%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      0.03%              0.03%+             0.03%              0.03%+
  Net investment income                                           9.46%              9.17%+             8.68%              8.96%+
Portfolio turnover                                                  60%                83%                60%                83%
Net assets at end of period (000 Omitted)                  $     1,103        $     1,048        $         0+++     $         0+++

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and ratios would have been:

      Net investment income                                $      0.47        $      0.55        $      0.40        $      0.53
      Ratios (to average net assets):
        Expenses##                                                4.35%              3.55%+             4.35%              3.55%+
        Net investment income                                     5.14%              5.65%+             4.36%              5.44%+


  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
 ** For the period from the inception of Class I, August 4, 1999, through July 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

----------------------------------------------------------------------------
                                                      INTERNATIONAL ADR FUND
----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                              JULY 31, 2001*
----------------------------------------------------------------------------
                                                                     CLASS A
----------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout the period):
Net asset value - beginning of period                                $ 10.00
                                                                     -------
Income from investment operations# -
  Net investment income(S)                                           $  0.04
  Net realized and unrealized loss on investments                      (1.47)
                                                                     -------
      Total from investment operations                               $ (1.43)
                                                                     -------
Net asset value - end of period                                      $  8.57
                                                                     =======
Total return(+)                                                       (14.30)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.29%+
  Net investment income                                                 0.76%+
Portfolio turnover                                                        55%
Net assets at end of period (000 Omitted)                               $257

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. In addition the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:

      Net investment loss                                            $ (0.83)
      Ratios (to average net assets):
        Expenses##                                                     17.47%+
        Net investment loss                                           (15.42)%+

* For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements. (+) Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS European Equity Fund, MFS High Yield Fund, MFS Income Fund, and MFS International ADR Fund (the funds) are each a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The MFS High Yield Fund and MFS Income Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The funds may enter into repurchase agreements with institutions that the funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The funds require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - Each fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the funds may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The funds may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the funds may enter into contracts with the intent of changing the relative exposure of the funds' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the funds will begin amortizing premiums on debt securities effective August 1, 2001. Prior to this date, the funds did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the funds. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, each fund's custodian fees were reduced under this arrangement. The MFS European Equity Fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. These amounts are shown as a reduction of expenses on the Statement of Operations.

                           MFS            MFS          MFS           MFS
                         EUROPEAN     HIGH YIELD     INCOME     INTERNATIONAL
                       EQUITY FUND       FUND         FUND         ADR FUND
------------------------------------------------------------------------------
Balance credits            $393          $204         $338           $ 60
Directed brokerage
credits                     450           --           --             --
                           ----          ----         ----           ----
                           $843          $204         $338           $ 60
                           ====          ====         ====           ====

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments. During the year ended July 31, 2001, the following amounts were reclassified due to permanent differences between book and tax accounting for foreign currency transactions and the offset of net investment loss against short-term capital gains:

                                                   EUROPEAN             HIGH            INCOME            INTERNATIONAL
                                                  EQUITY FUND        YIELD FUND          FUND               ADR FUND
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in-capital                                     $   --            $   --           $   --                $   --
Accumulated undistributed
  net realized gain (loss) on investments
  and foreign currency transactions                     554              (684)            (212)                   1
Accumulated undistributed (distributed in
  excess of) net investment income (loss)              (554)              684              212                   (1)

These changes had no effect on the net assets or net asset value per share of the funds.

At July 31, 2001, the following funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration on:

                                EUROPEAN             HIGH            INCOME            INTERNATIONAL
EXPIRATION DATE                EQUITY FUND        YIELD FUND          FUND               ADR FUND
------------------------------------------------------------------------------------------------------------
July 31, 2009                   $(7,123)          $   --           $(15,227)             $   --

(3) Transactions with Affiliates
Investment Adviser - The funds have an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. For MFS High Yield Fund and MFS Income Fund, the management fee is computed daily and paid monthly at an annual rate of 0.60% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations. For MFS European Equity Fund the management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. For MFS International ADR Fund the management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

MFS European Equity Fund and MFS International ADR Fund have a temporary expense reimbursement agreement whereby MFS voluntarily agreed to pay all of the funds' operating expenses, exclusive of management fee. The funds in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the funds' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At July 31, 2001, aggregate unreimbursed expenses amounted to $91,366, and $25,506 respectively.

The investment adviser has voluntarily agreed to pay the operating expenses exclusive of management fees on MFS High Yield Fund and MFS Income Fund such that each funds' aggregate expenses do not exceed 0.00% of their average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The funds pay no compensation directly to their Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services to the funds.

Administrator - The funds have an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the funds pay MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the funds for the year ended July 31, 2001.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. For the MFS European Equity Fund, MFS High Yield Fund and MFS Income Fund, payment of the 0.10% per annum Class A distribution fee and the 0.25% per annum Class A service fee will commence on such date as the Trustees of the Trust may determine. The distribution fee for the MFS International ADR Fund is currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A shares of the funds during the year ended July 31, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                        EUROPEAN          HIGH            INCOME          INTERNATIONAL
                                       EQUITY FUND     YIELD FUND          FUND             ADR FUND
--------------------------------------------------------------------------------------------------------
Purchases                                 $633,645       $1,065,415         $635,851        $429,472
                                          --------       ----------         --------        --------
Sales                                     $616,887       $1,180,683         $578,793        $146,212
                                          ========       ==========         ========        ========

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                     EUROPEAN            HIGH              INCOME          INTERNATIONAL
                                   EQUITY FUND         YIELD FUND           FUND             ADR FUND
--------------------------------------------------------------------------------------------------------
Aggregate cost                     $   601,516        $ 1,493,393        $ 1,115,610        $   283,001
                                   -----------        -----------        -----------        -----------
Gross unrealized depreciation      $   (42,695)       $  (310,717)       $   (73,160)       $   (31,487)
Gross unrealized appreciation           27,372             88,677             29,474              4,720
                                   -----------        -----------        -----------        -----------
  Net unrealized depreciation      $   (15,323)       $  (222,040)       $   (43,686)       $   (26,767)
                                   ===========        ===========        ===========        ===========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                                                 EUROPEAN EQUITY FUND                   HIGH YIELD FUND
                                                           ------------------------------        ------------------------------
YEAR ENDED JULY 31, 2001                                      SHARES            AMOUNT              SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                      3,030        $    26,073             16,860        $   155,400
Shares issued to shareholders in
reinvestment of distributions                                   15,223            140,662             21,253            184,520
Shares reacquired                                                   (2)               (19)           (33,024)          (320,000)
                                                           -----------        -----------        -----------        -----------
    Net increase                                                18,251        $   166,716              5,089        $    19,920
                                                           ===========        ===========        ===========        ===========

                                                                    INCOME FUND                     INTERNATIONAL ADR FUND*
                                                          ------------------------------        ------------------------------
YEAR ENDED JULY 31, 2001                                      SHARES            AMOUNT              SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                      2,984        $    28,500             30,020        $   300,200
Shares issued to shareholders in
reinvestment of distributions                                   11,473            105,318               --                 --
                                                           -----------        -----------        -----------        -----------
    Net increase                                                14,457        $   133,818             30,020        $   300,200
                                                           ===========        ===========        ===========        ===========

                                                               EUROPEAN EQUITY FUND**                  HIGH YIELD FUND**
                                                           ------------------------------        ------------------------------
PERIOD ENDED JULY 31, 2000                                    SHARES            AMOUNT              SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     58,525        $   599,003            131,921        $ 1,317,652
Shares issued to shareholders in
reinvestment of distributions                                      428              5,003             13,266            134,755
Shares reacquired                                               (7,696)           (94,892)              (241)            (2,432)
                                                           -----------        -----------        -----------        -----------
    Net increase                                                51,257        $   509,114            144,946        $ 1,449,975
                                                           ===========        ===========        ===========        ===========

                                                       INCOME FUND**
                                              ------------------------------
PERIOD ENDED JULY 31, 2000                      SHARES             AMOUNT
----------------------------------------------------------------------------
Shares sold                                       100,020        $ 1,000,200
Shares issued to shareholders in
reinvestment of distributions                       9,753             94,628
Shares reacquired                                     --                 --
                                              -----------        -----------
    Net increase                                  109,773        $ 1,094,828
                                              ===========        ===========

 * For the period from the commencement of the funds' investment operations, December 29, 2000, through July 31, 2001.
** For the period from the commencement of the funds' investment operations, August 3, 1999, through July 31, 2000.

Class I shares
For the year ended July 31, 2001, there was no Class I activity for the funds.

                                      EUROPEAN                           HIGH
                                     EQUITY FUND                      YIELD FUND                     INCOME FUND
PERIOD ENDED JULY 31,           -----------------------         -----------------------         -----------------------
PERIOD ENDED JULY 31, 2000***   SHARES           AMOUNT         SHARES           AMOUNT         SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Shares sold                         20             $198             20             $200             20             $200

*** For the period from the inception of Class I shares, August 4, 1999, through July 31, 2000.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to the MFS European Equity Fund, MFS High Yield Fund and MFS Income Fund for the year ended July 31, 2001, were $8, $11, and $13, respectively. The funds had no borrowings during the year.

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. For the MFS European Equity Fund and the MFS International ADR Fund there were no outstanding financial instruments with off-balance-sheet risk at the end of the year.

Forward Foreign Currency Exchange Contracts

                                                             CONTRACT TO     IN EXCHANGE      CONTRACTS     NET UNREALIZED
FUND                         TRANSACTION   SETTLEMENT DATE DELIVER/RECEIVE       FOR            VALUE        DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
High Yield Fund                 Sales          09-17-01       EUR 5,000         $4,244          $4,372          $(128)

At July 31, 2001, forward foreign currency sales under master netting agreements for the MFS High Yield Fund amounted to a net payable of $127 with C.S First Boston.

At July 31, 2001, forward foreign currency purchases and sales under master netting agreements for the MFS Income Fund amounted to a net payable of $127 with C.S. First Boston.

At July 31, 2001, the MFS High Yield Fund and the MFS Income Fund had sufficient cash and/or securities to cover any commitments under these contracts.

See page 27 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. Dollar.

                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITOR'S REPORT

To the Trustees and Shareholders of MFS Series Trust X:

We have audited the accompanying statements of assets and liabilities of MFS European Equity Fund, MFS High Yield Fund, MFS Income Fund and MFS International ADR Fund (four of the series comprising MFS Series Trust X) (the "Trust") including the portfolios of investments, as of July 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from the commencement of investment operations, August 3, 1999 through July 31, 2000 (for the period from the commencement of investment operations, December 29, 2000 through July 31, 2001 for MFS International ADR Fund). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS European Equity Fund, MFS High Yield Fund, MFS Income Fund and MFS International ADR Fund as of July 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 6, 2001

FEDERAL TAX INFORMATION

In January 2002, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2001.

For the year ended July 31, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations were as follows:
                                                     DIVIDENDS RECEIVED
                                                         DEDUCTIONS
                                                        ------------
MFS European Equity Fund                                    3.87%
MFS High Yield Fund                                         1.53%
MFS International ADR Fund                                  2.69%

For the year ended July 31, 2001, income from foreign sources and the foreign tax credit were as follows:
                                   INCOME FROM               FOREIGN
                                 FOREIGN SOURCES            TAX CREDIT
                              --------------------------------------------
MFS European Equity Fund             $10,110                  $1,413
MFS High Yield Fund                  $   308                  $    0
MFS International ADR Fund           $ 3,093                  $  369

MFS(R) EUROPEAN EQUITY FUND
MFS(R) HIGH YIELD FUND
MFS(R) INCOME FUND
MFS(R) INTERNATIONAL ADR FUND

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INVESTMENT MANAGEMENT

500 Boylston Street
Boston,MA 02116-3741

(C)2001 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               INC-2-Xb 9/01 700